Kelly Services, Inc. First Quarter 2016 May 11, 2016 Exhibit 99.2

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements. Safe Harbor Statement 2

– Earnings from Operations of $14.7 million, up 22% YOY – OCG revenue up 13% – US Branch-based PT revenue up 11% – Earnings per share of $0.29, up 190% First Quarter 2016 Highlights (YoY Comparisons) 3

• First quarter results represent solid revenue growth, coupled with GP rate improvement • EPS growth due to improvements in both operational performance and effective income tax rate ----- (1) Constant Currency represent year-over-year changes resulting from translating 2016 financial data into USD using 2015 exchange rates. Actual Results Change Constant Currency Change(1) Revenue $1.3B 2.2% 4.6% GP % 17.3% 60 bps Earnings from Operations $14.7M 21.5% 25.2% ROS % 1.1% 20 bps EPS $0.29 $0.19 First Quarter 2016 Financial Summary 4

• Overall revenue growth of 4.6% as a result of positive trends across all businesses • OCG continues to achieve double-digit revenue growth • Americas PT growth is lead by strong branch-delivered business • EMEA and APAC constant currency revenue growth continues despite uneven economic conditions 48% 18% 16% 7% 12% Business Mix Americas Commercial Americas PT EMEA APAC OCG -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% Total Americas Commercial Americas PT EMEA APAC OCG YoY Growth Reported Constant Currency First Quarter 2016 Revenue Growth 5

• Americas Commercial and PT staffing, and OCG comprise 80% of total company GP • GP growth in the Americas represents increasing GP rate on moderate revenue growth • OCG GP growth reflects solid revenue growth in higher margin solutions • EMEA GP reflects revenue growth and perm fee expansion, partially offset by customer mix • APAC GP reflects revenue growth combined with wage credits in Singapore 44% 18% 14% 7% 18% Business Mix Americas Commercial Americas PT EMEA APAC OCG -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Total Americas Commercial Americas PT EMEA APAC OCG YoY Growth Reported Constant Currency First Quarter 2016 Gross Profit Growth 6

• Overall GP rate improvement from improving GP rates in both the Americas staffing and global OCG businesses • Americas GP rate reflects continued management of temporary employee tax and benefit expenses • OCG GP rate improvement due to growth in higher margin solutions First Quarter 2016 Gross Profit Rate 7

• Americas staffing SG&A reflects increased salary and benefits cost • OCG expense growth results from increasing performance-based compensation and servicing costs for existing customer program expansions • Corporate expense reflects one-time costs and unfavorable timing of certain benefit programs of $6, including additional expenses related to our Management Retirement Plan, our Long-Term Incentive Plan, and our Long-Term Disability Plan $(4) $(2) $4 $5 $7 $ in Millions First Quarter 2016 SG&A 8

• Conversion rate improved across all businesses • Q1 2016 Total Company Conversion rate reflects continued progress against goal to improve conversion rate on an ongoing basis ----- (1) Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. $ in Millions 2016 2015 Gross Earnings Conversion Gross Earnings Conversion Profit from Ops Rate(1) Profit from Ops Rate(1) Change Americas 143.7$ 27.1$ 18.8% 136.7$ 23.2$ 17.0% 1.8% EMEA 32.3 2.0 6.2% 33.3 (0.2) -0.5% 6.7% APAC 15.5 4.4 28.7% 15.9 3.8 23.6% 5.1% OCG 42.3 5.4 12.8% 35.5 2.8 8.0% 4.8% Total Company 232.7$ 14.7$ 6.3% 220.3$ 12.1$ 5.5% 0.8% First Quarter 2016 Conversion Rate 9

• DSO improved two days versus the same period last year • Debt to Equity ratio at 4.1% continues to improve from the same period a year ago $1,060 $1,080 $1,100 $1,120 $1,140 $1,160 $1,180 2015 Q1 2015 2016 Q1 Accounts Receivable (and DSO) $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2015 Q1 2015 2016 Q1 Debt (and Debt to Equity Ratio) $ in Millions DSO 57 54 55 Debt to Equity Ratio 8.8% .8% 4.1% First Quarter 2016 Balance Sheet Data 10

– Revenue up 3% to 4% YOY in constant currency – Gross Profit Rate up 70 to 90 basis points YOY – SG&A up 4% to 5% YOY in constant currency 2016 Outlook – Second Quarter 11

– Revenue up 3.5% to 4.5% YOY in constant currency – Gross Profit Rate up 30 to 50 basis points YOY – SG&A up 3% to 4% YOY – Annual tax rate in low 20% range, including impact of Work Opportunity Credits ----- (1) Full year outlook does not reflect the impact of the pending APAC Joint Venture transaction (TS Kelly Asia Pacific). 2016 Outlook – Full Year(1) 12

APPENDIX: TS KELLY ASIA PACIFIC JOINT VENTURE 13

– Joint Venture capitalizes on the strong reputation of Kelly Services as a leading talent provider in the region and on Temp Holdings’ regional presence • Provides accelerated growth opportunities, larger workforce solutions presence, and enhanced competitive positioning • Expands on 14-year strategic partnership between Kelly and Temp Holdings – TS Kelly Asia Pacific is expected to be the largest workforce solutions company in the Asia Pacific region – Solidifies Kelly’s focus on OCG solutions in the APAC market • Opportunity to accelerate investment in high growth market • Kelly’s outsourcing and consulting group, KellyOCG, is not part of the joint venture and will continue to operate under the complete control of Kelly Highlights – TS Kelly Asia Pacific 14

– Expands scope from four geographies to twelve, with headquarters in Singapore – Brings together established businesses with approximately $500 million in revenue and 1,600 employees • TS Kelly North Asia – China, Hong Kong, Taiwan, South Korea • Kelly Services – Singapore, Malaysia, Australia, New Zealand, India, Indonesia, Thailand • Capita – Singapore and Malaysia • First Alliances – Vietnam • Intelligence – Indonesia, Vietnam, Singapore, Malaysia Highlights – TS Kelly Asia Pacific 15

– JV is formed through asset transfers from Kelly and Temp Holdings and an expected cash payment to Kelly – Temp Holdings will own 51% with Kelly owning 49% – Kelly will account for our 49% interest as an Equity Method Investment • APAC results will no longer be included in the individual lines of Kelly’s consolidated income statement or balance sheet – 49% share of income reflected as Income from Equity method investments (below Earnings from Operations), effective on the transaction closing date » Will no longer be included as revenue, cost of service and SG&A expense – Equity method investment asset will be reported as a single line item on the balance sheet • Segment reporting will be reevaluated upon transaction closing – Transaction not reflected in Kelly Services Q2 or Full-Year guidance • To be updated upon close of the transaction TS Kelly Asia Pacific – Transaction Details 16